Exhibit 99.2
Federal Home Loan Bank of New York
Statements of Condition (in thousands, except par value data)
As of December 31,

	Unaudited
	2009	2008
Assets
Cash and due from banks	$2,189,252	$18,899
Interest-bearing deposits	0	12,169,096
Federal funds sold	3,450,000	—
Available-for-sale securities, net of unrealized losses of $3,409 and $64,420 at December 31, 2009 and 2008	2,253,153	2,861,869
Held-to-maturity securities
Long-term securities	10,519,282	10,130,543
Certificates of deposit		1,203,000
Advances	94,348,751	109,152,876
Mortgage loans held-for-portfolio, net of allowance for credit losses of $4,498 and $1,406 at December 31, 2009 and 2008	1,317,547	1,457,885
Accrued interest receivable	340,510	492,856
Premises, software, and equipment	14,792	13,793
Derivative assets	8,280	20,236
Other assets	19,339	18,838

Total assets	$114,460,906	$137,539,891

Liabilities and capital

Liabilities
Deposits
Interest-bearing demand	$2,616,812	$1,333,750
Non-interest bearing demand	6,499	828
Term	7,200	117,400

Total deposits	2,630,511	1,451,978

Consolidated obligations, net
Bonds (Includes $6,035,741 and $998,942 at December 31, 2009 and 2008 at fair value under the fair value option)	74,007,978	82,256,705
Discount notes	30,827,639	46,329,906

Total consolidated obligations	104,835,617	128,586,611

Mandatorily redeemable capital stock	126,294	143,121

Accrued interest payable	277,788	426,144
Affordable Housing Program	144,489	122,449
Payable to REFCORP	24,234	4,780
Derivative liabilities	746,176	861,660
Other liabilities	72,506	75,753

Total liabilities	108,857,615	131,672,496

Commitments and Contingencies

Capital
Capital stock ($100 par value), putable, issued and outstanding shares: 50,590 and 55,857 at December 31, 2009 and 2008	5,058,956	5,585,700
Retained earnings	688,874	382,856
Accumulated other comprehensive income (loss)
Net unrealized loss on available-for-sale securities	(3,409)	(64,420)
Non-credit portion of OTTI on held-to-maturity securities	(117,104)	—
Accretion of non-credit portion of impairment losses on held-to-maturity securities	6,534	—
Net unrealized loss on hedging activities	(22,683)	(30,191)
Employee supplemental retirement plans	(7,877)	(6,550)

Total capital	5,603,291	5,867,395

Total liabilities and capital	$114,460,906	$137,539,891

Federal Home Loan Bank of New York
Statements of Income (in thousands, except per share data)
Year Ended December 31,

	Unaudited
	2009	2008
Interest income
Advances	$1,270,643	$3,030,799
Interest-bearing deposits	19,865	28,012
Federal funds sold	3,238	77,976
Available-for-sale securities	28,842	80,746
Held-to-maturity securities
Long-term securities	461,491	531,151
Certificates of deposit	1,626	232,300
Mortgage loans held-for-portfolio	71,980	77,862
Loans to other FHLBanks and other	2	33

Total interest income	1,857,687	4,058,879

Interest expense
Consolidated obligations-bonds	953,970	2,620,431
Consolidated obligations-discount notes	193,041	697,729
Deposits	2,512	36,193
Mandatorily redeemable capital stock	7,507	8,984
Cash collateral held and other borrowings	49	1,044

Total interest expense	1,157,079	3,364,381

Net interest income before provision for credit losses	700,608	694,498

Provision for credit losses on mortgage loans	3,108	773

Net interest income after provision for credit losses	697,500	693,725

Other income (loss)
Service fees	4,165	3,357
Instruments held at fair value — Unrealized gain (loss)	15,523	(8,325)
Total OTTI losses	(140,912)	—
Portion of loss recognized in other comprehensive income	120,096	—

Net impairment losses recognized in earnings	(20,816)	(4,968)

Net realized and unrealized gain (loss) on derivatives and hedging activities	164,700	(199,259)
Net realized gain from sale of available-for-sale and redemption of held-to-maturity securities	721	1,058
Provision for derivative counterparty credit losses	—	(64,523)
Other	77	233

Total other income (loss)	164,370	(267,459)

Other expenses
Operating	76,065	66,263
Finance Agency and Office of Finance	8,110	6,395

Total other expenses	84,175	72,658

Income before assessments	777,695	353,608

Affordable Housing Program	64,251	29,783
REFCORP	142,689	64,765

Total assessments	206,940	94,548

Net income	$570,755	$259,060

Basic earnings per share	$10.88	$5.26

Cash dividends paid per share	$4.95	$6.55